UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 3, 2005
(Date of earliest event reported)

Sunterra Corporation
(Exact name of registrant as specified in its charter)

MD	001-13815	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3865 W. Cheyenne Ave. North Las Vegas, Nevada	89032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   702-804-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 3, 2005, Sunterra Corporation issued a news release regarding the sale of a $35 million portfolio of mortgage receivables. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated into this item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	News Release of SUNTERRA CORPORATION dated November 3, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunterra Corporation (Registrant)
November 3, 2005 (Date)	/s/ STEVEN E. WEST Steven E. West Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated November 3, 2005